                                                                    Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:    NATIONAL STEEL CORPORATION, ET AL.

CASE NO:      02-08697 THROUGH 02-08738

                      DECLARATION UNDER PENALTY OF PERJURY

I, Kirk A. Sobecki, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                             /s/ Kirk A. Sobecki
                                             -----------------------------------
                                             For the Debtor In Possession

                                             Kirk A. Sobecki
                                             Senior Vice President and Chief
                                             Financial Officer

DATED: December 20, 2002

                                                                    Exhibit 99.1

U.S. TRUSTEE MONTHLY OPERATING REPORT
November 1, 2002 to November 30, 2002

I.       National Steel Corporation Unaudited Combined Financial Statements
    A.   Combined Statement of Operations for month ended November 30, 2002
    B.   Combined Balance Sheet as of November 30, 2002
    C.   Combined Statement of Cash Flows for the month ended November 30, 2002
    D.   Notes to the Unaudited Combined Financial Statements

II.      Schedule of Disbursements

                                                                    Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
COMBINED STATEMENT OF OPERATIONS
(In Millions of Dollars)
(Unaudited)

                                                              Month Ended
                                                             November 30,
                                                                 2002
                                                             --------------

Net Sales                                                      $  212.8

Cost of products sold                                             197.7
Selling, general and administrative expense                         9.4
Depreciation                                                       13.0
Equity income of affiliates                                        (0.2)
Gain on sale of asset                                              (0.1)
                                                             --------------
    Loss from Operations before Reorganization Items               (7.0)

Reorganization items                                                1.9
Financing costs                                                     0.9
                                                             --------------
    Loss before Income Taxes                                       (9.8)

Income tax expense                                                  0.1
                                                             --------------

Net Loss                                                       $   (9.9)
                                                             ==============

See notes to the combined financial statements

                                                                    Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
COMBINED BALANCE SHEET
(In Millions of Dollars)
(Unaudited)

                                                                November 30,
                                                                    2002
                                                               ---------------
ASSETS

Current assets
    Cash and cash equivalents                                     $    1.8
    Receivables--net                                                 242.6
    Inventories--net                                                 381.9
    Deferred tax assets                                                3.2
    Other                                                             34.2
                                                               ---------------
       Total current assets                                          663.7
Investments in affiliated companies                                   13.5
Property, plant and equipment, net                                 1,254.8
Deferred tax assets                                                   44.5
Intangible pension asset                                             126.0
Other assets                                                          96.1
                                                               ---------------
                                                                  $2,198.6
                                                               ===============

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
    Accounts payable                                              $  144.4
    Salaries, wages, benefits and related taxes                       79.4
    Property taxes                                                    21.1
    Other accrued liabilities                                         64.1
                                                               ---------------
       Total current liabilities                                     309.0

Debtor-in-possession financing                                        71.6
Other long-term liabilities                                            0.9

Liabilities subject to compromise                                  2,192.2

Stockholders' deficit Common Stock - par value $.01:
      Class A - authorized 30,000,000 shares, issued
         and outstanding 22,100,000                                    0.2
      Class B - authorized 65,000,000 shares; issued
         21,188,240; outstanding 19,188,240                            0.2
Additional paid-in-capital                                           491.8
Retained deficit                                                    (474.6)
Treasury stock, at cost:  2,000,000 shares                           (16.3)
Accumulated other comprehensive loss:
     Unrealized loss on derivative instruments                        (0.1)
     Minimum pension liability                                      (376.3)
                                                               ---------------
     Total stockholders' deficit                                    (375.1)
                                                               ---------------
                                                                  $2,198.6
                                                               ===============

See notes to the combined financial statements

                                                                    Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
COMBINED STATEMENT OF CASH FLOWS
(In Millions of Dollars)
(Unaudited)

                                                            Month Ended
                                                            November 30,
                                                                2002
                                                           -------------
Cash Flows from Operating Activities
Net loss                                                     $   (9.9)
Adjustments to reconcile net loss to net cash
   provided by operating activities:
       Depreciation                                              13.0
       Reorganization items                                       1.9
       Gain on sale of asset                                     (0.1)
Changes in assets and liabilities:
       Receivables--trade                                       (10.3)
       Inventories                                              (26.1)
       Accounts payable                                          12.5
       Pension liability                                          3.2
       Postretirement benefits                                   (1.2)
       Accrued liabilities                                       13.7
       Other                                                      7.4
                                                           -------------
Net Cash Provided by Operating Activities
   Before Reorganization Items                                    4.1

Reorganization items (excluding non-cash charges)                (1.8)
                                                           -------------
Net Cash Provided by Operating Activities                         2.3

Cash Flows from Investing Activities
Purchases of property and equipment                              (6.6)
Net proceeds from sale of assets                                  0.1
                                                           -------------
Net Cash Used in Investing Activities                            (6.5)

Cash Flows from Financing Activities
Borrowings--net                                                  (5.6)
Debt repayments                                                  (0.4)
                                                           -------------
Net Cash Used in Financing Activities                            (6.0)
                                                           -------------

Net Decrease in Cash and Cash Equivalents                       (10.2)
Cash and cash equivalents at the beginning of the period         12.0
                                                           -------------
Cash and cash equivalents at the end of the period           $    1.8
                                                           =============

See notes to the combined financial statements

                                                                    Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
NOTES TO THE COMBINED FINANCIAL STATEMENTS

NOTE 1 -- BASIS OF PRESENTATION

The accompanying combined financial statements presented herein have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business and do not reflect adjustments that might result if the Debtors are unable to continue as a going concern. As a result of National Steel Corporation (the "Company") and forty-one of its domestic subsidiaries (collectively the "Debtors") filing for relief under Chapter 11 of Title 11 of the United States Code, however, such matters are subject to significant uncertainty.

The Debtor's financial statements presented herein, have been prepared in conformity with the AICPA's Statement of Position No. 90-7, Financial Reporting by Entities in Reorganization Under the Bankruptcy Code, issued November 19, 1990 ("SOP 90-7"). SOP 90-7 requires a segregation of liabilities subject to compromise by the Court as of the filing date and identification of all transactions and events that are directly associated with the reorganization of the Company. Certain majority owned subsidiaries of the Company have been excluded from the financial results, as they were not included in the Chapter 11 filings. Total assets for these entities were $5.7 million as of November 30, 2002 and the net loss was $0.4 million for the month ended November 30, 2002.

Preparation of the combined financial statements for the month ended November 30, 2002 requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenue and expense during the applicable periods. Actual results could differ from those estimates.

The financial results presented for the month ended November 30, 2002 are not necessarily indicative of results of operations for the full year. The Quarterly Report of NSC on Form 10-Q for the quarter ended September 30, 2002 and the Annual Report of NSC on Form 10-K for the year ended December 31, 2001 contains additional information and should be read in conjunction with this report.

NOTE 2 -- REORGANIZATION ITEMS

Reorganization items are comprised of items of income, expense and loss that were realized or incurred by the Company as a result of its decision to reorganize under Chapter 11 of the Bankruptcy Code. The following summarizes the reorganization charges provided by the Company:

                                                       Month Ended
                                                       November 30,
                                                           2002
                                                     ----------------
      Professional and other fees                          $ 1.7
      Other                                                  0.2
                                                     ---------------
                                                           $ 1.9
                                                     ===============

                                                                    Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
NOTES TO THE COMBINED FINANCIAL STATEMENTS

NOTE 3 -- INTEREST EXPENSE

Interest at the stated contractual amount on unsecured and undersecured debt that was not charged to earnings for the month ended November 30, 2002 was approximately $4.2 million.

NOTE 4 -- LIABILITIES SUBJECT TO COMPROMISE

The principal categories of claims classified as liabilities subject to compromise under reorganization proceedings are identified below. All amounts below may be subject to future adjustment depending on Court action, further developments with respect to disputed claims, or other events. Additional claims may arise resulting from rejection of additional executory contracts or unexpired leases by the Company. Under an approved final plan of reorganization, these claims may be settled at amounts substantially less than their allowed amounts.

Recorded liabilities subject to compromise under the Chapter 11 proceedings consisted of the following:

                                                              November 30,
                                                                  2002
                                                           ------------------
      Accounts payable                                          $  158.5
      Short-term borrowings                                        100.0
      Salaries, wages, benefits and related taxes                   42.1
      Pension liabilities                                          210.3
      Minimum pension liabilities                                  502.3
      Property taxes                                                44.5
      Income taxes                                                   7.1
      Other accrued liabilities                                     46.5
      Long-term obligations                                        514.0
      Postretirement benefits other than pensions                  477.2
      Other long-term liabilities                                   89.7
                                                           ------------------
                                                                $2,192.2
                                                           ==================

Pursuant to the terms of the Company's Secured Super Priority Debtor in Possession Credit Agreement ("DIP Facility"), as approved by the Court, all cash received by the Company was first applied to outstanding claims under the previously existing Credit Agreement and after all such claims have been paid, to outstanding obligations under the DIP Facility. During April, all outstanding claims under the previously existing Credit Agreement were paid. All outstanding borrowings under the DIP Facility are shown under the caption "Debtor-in-possession financing" on the Combined Balance Sheet.

                                                                    Exhibit 99.1
                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

 CASE NAME: National Steel Corporation, et al.   CASE NOs.: 02-08697 through
                                                            02-08738

                            SCHEDULE OF DISBURSEMENTS
                                                                  Month Ended
                                                                  November 30,
 Case No.                                                             2002
--------------                                                  ---------------
   02-08699    National Steel Corporation (Delaware)            $   242,718,252
   02-08697    Granite City Steel Company                                     0
   02-08698    National Materials Procurement Corporation                     0
   02-08738    National Steel Corporation (New York)                          0
   02-08700    American Steel Corporation                                     0
   02-08704    D.W. Pipeline Corporation                                      0
   02-08707    Granite Intake Corporation                                     0
   02-08713    Great Lakes Steel Corporation                                  0
   02-08715    The Hanna Furnace Corporation                                  0
   02-08719    Hanna Ore Mining Corporation                                   0
   02-08723    Ingleside Channel & Dock Co.                                   0
   02-08728    Ingleside Holdings L.P.                                        0
   02-08731    Ingleside Point Corporation                                    0
   02-08737    Liberty Pipe and Tube, Inc.                                    0
   02-08701    Mid-Coast Minerals Corporation                                 0
   02-08705    Midwest Steel Corporation                                      0
   02-08710    NS Holdings Corporation                                      810
   02-08714    NS Land Company                                                0
   02-08717    NS Technologies, Inc.                                          0
   02-08721    NSC Realty Corporation                                         0
   02-08726    NSL, Inc.                                              1,836,848
   02-08729    Natcoal, Inc.                                                  0
   02-08732    National Acquisition Corporation                               0
   02-08735    National Caster Acquisition Corporation                        0
   02-08736    National Caster Operating Corporation                          0
   02-08702    National Casting Corporation                                   0
   02-08706    National Coal Mining Company                                   0
   02-08709    National Coating Limited Corporation                           0
   02-08711    National Coating Line Corporation                              0
   02-08716    National Mines Corporation                                     0
   02-08720    National Ontario Corporation                                   0
   02-08724    National Ontario II, Limited                                   0
   02-08725    National Pickle Line Corporation                               0
   02-08733    National Steel Funding Corporation                             0
   02-08703    National Steel Pellet Company                          5,087,841
   02-08708    Natland Corporation                                            0
   02-08712    Peter White Coal Mining Corp.                                  0
   02-08718    ProCoil Corporation                                    1,385,225
   02-08722    Puritan Mining Company                                         0
   02-08727    Rostraver Corporation                                          0
   02-08730    Skar-Ore Steamship Corporation                                 0
   02-08734    The Teal Lake Iron Mining Company                              0
                                                                ---------------
                                                                $   251,028,976
                                                                ===============
                                       10